KEMPER
DIVERSIFIED INCOME FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED APRIL 30, 1997

Offering Investors The Opportunity For High Current Return

                    " . . .    We managed the fund fairly
                    defensively throughout the period by shortening the fund's duration and reducing exposure to some sectors."



                                         [KEMPER FUND LOGO]

CONTENTS
3
Economic Overview
5
Management Team
6
Performance Update
8
Portfolio Statistics
9
Portfolio of Investments
15
Financial Statements
17
Notes to Financial Statements
22
Financial Highlights

AT A GLANCE
-------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)


                                  [BAR GRAPH]

-------------------------------------------------------------------------------

CLASS A                  2.68%
CLASS B                  2.04%
CLASS C                  2.24%
LIPPER
MULTI-SECTOR INCOME
 CATEGORY AVERAGE*       3.24%
-------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                               AS OF      AS OF
                              04/30/97   10/31/96
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS A                   $5.90      $5.99
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS B                   $5.89      $5.99
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS C                   $5.92      $6.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER DIVERSIFIED INCOME
 FUND RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER MULTI-SECTOR INCOME FUNDS CATEGORY

                         CLASS A                CLASS B                 CLASS C
--------------------------------------------------------------------------------------------------
 1-YEAR                   #44 OF 62 FUNDS       #54 OF 62 FUNDS        #53 OF 62 FUNDS
--------------------------------------------------------------------------------------------------
 5-YEAR                   #2 OF 10 FUNDS             N/A                     N/A
--------------------------------------------------------------------------------------------------
 10-YEAR                  #1 OF 4 FUNDS
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 1997.

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS INCOME      $0.2490   $0.2214   $0.2241
--------------------------------------------------------------------------------
APRIL DIVIDEND         $0.0415   $0.0368   $0.0368
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+       8.44%     7.50%     7.46%
--------------------------------------------------------------------------------
SEC YIELD+               6.23%     5.60%     5.66%
--------------------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 1997. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 1997, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.

The fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than higher-rated securities. The fund may also invest a significant portion of its assets in foreign securities which present special risks including fluctuating exchange rates, government regulation and differences in liquidity that may affect your investment.

TERMS TO KNOW

YOUR FUND'S STYLE

MATURITY
SHORT      INTERMEDIATE      LONG
                                      QUALITY
/ /            / /            / /        HIGH
/ /            /x/            / /        MEDUIUM
/ /            / /            / /        LOW

-------------------------------------------------------------------------------
MORNINGSTAR FIXED-INCOME FUNDS STYLE BOX
-------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of April 30, 1997.) The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

     Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

     Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-term interest rates no lower than 6.50 percent

ECONOMIC OVERVIEW

and no higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recessions or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                  [BAR GRAPH]

                                NOW (5/31/97)          6 MONTHS AGO            1 YEAR AGO              2 YEAR AGO

10-YEAR TREASURY RATE(1)              6.71                   6.3                    6.91                    6.17
PRIME RATE(2)*                        8.5                    8.25                   8.25                    9
INFLATION RATE(3)*                    2.3                    3.31                   2.75                    3.04
THE U.S. DOLLAR(4)                    6.55                   4.36                   9.15                   -9.31
CAPITAL GOODS ORDERS(5)*              8.28                   2.42                   3.93                   17.47
INDUSTRIAL PRODUCTION(5)              4.28                   4.36                   3.34                    2.88
EMPLOYMENT GROWTH(6)                  2.13                   2.15                   2.09                    2.7

[1] Falling interest rates in recent years have been a big plus for financial assets.

[2] The interest rate that commercial lenders charge their best borrowers.

[3] Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

[4] Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

[5] These influence corporate profits and equity performance.

[6] An influence on family income and retail sales.

*   Data as of April 30, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

June 9, 1997

MANAGEMENT TEAM


                         KEMPER DIVERSIFIED INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR., JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1976 AND IS EXECUTIVE VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. BEIMFORD RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND EARNED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[CESSINE PHOTO]

ROBERT CESSINE IS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. HE JOINED THE COMPANY IN 1993. CESSINE RECEIVED BOTH HIS B.S. AND M.S. FROM THE UNIVERSITY OF WISCONSIN.

[JOHNS PHOTO]

GORDON JOHNS JOINED KEMPER IN 1988 AND IS A MANAGING DIRECTOR OF ZURICH INVESTMENT MANAGEMENT LIMITED, LONDON, AND A PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. JOHNS GRADUATED FROM BALLIOL COLLEGE, OXFORD, WITH A B.A. IN LAW.

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH ZKI SINCE 1972 AND IS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS IS A SENIOR VICE PRESIDENT WITH ZKI. HE JOINED THE COMPANY IN 1988 AND IS A PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[TRUTTER PHOTO]

JONATHAN TRUTTER HAS BEEN WITH ZKI SINCE 1989. HE IS A FIRST VICE PRESIDENT OF ZKI AND A PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. TRUTTER RECEIVED A BACHELOR'S DEGREE WITH DUAL MAJORS IN EAST ASIAN LANGUAGES AND INTERNATIONAL RELATIONS FROM THE UNIVERSITY OF SOUTHERN CALIFORNIA. HE EARNED A MASTER'S OF MANAGEMENT DEGREE FROM KELLOGG GRADUATE SCHOOL OF BUSINESS AT NORTHWESTERN UNIVERSITY.


[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED ZKI IN MARCH 1996 AS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. VANDENBERG HAS MORE THAN 22 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELORS DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE


THE PORTFOLIO MANAGEMENT TEAM OF KEMPER DIVERSIFIED INCOME FUND DISCUSSES THE ECONOMIC ENVIRONMENT OVER THE LAST SIX MONTHS AND HOW THEY CUT THE FUND'S DURATION TO HELP MINIMIZE THE IMPACT OF THE FEDERAL RESERVE BOARD'S SHORT-TERM INTEREST RATE INCREASE THAT OCCURRED IN MARCH.

Q    DURING THE FUND'S SEMIANNUAL PERIOD -- NOVEMBER 1, 1996, THROUGH APRIL 30,
1997 -- THE FEDERAL RESERVE BOARD (THE FED) INCREASED SHORT-TERM INTEREST RATES. WHAT WAS BEHIND THE FED'S ACTION?

A    Signs of stronger economic growth and concerns of potentially higher inflation led to the Fed's 0.25 percent interest rate tightening. Here's what was going on.

     The fixed-income market was volatile during most of the period, as a result of the ongoing concern about the direction of interest rates. At the start of the fiscal year, the market was also unnerved by fears that the Republicans might lose control of the U.S. Congress, which many felt would dash the likelihood of a balanced budget agreement in 1997. The market rallied with the outcome of the election, which kept a Republican majority in Congress and the outlook for bonds remained positive until December.

     In December fear crept back into the market when Federal Reserve Board Chairman Alan Greenspan commented that investors were acting with "irrational exuberance" and that he believed there were many overvalued securities. Signs of strong retail sales and low unemployment figures also concerned the market as it signaled that economic growth might be gaining momentum. In February relatively high gross domestic product figures were released that confirmed the market's fear that the economy had been strong at the end of 1996. Greenspan then intimated that a rate increase would likely be necessary to slow economic growth and ward off inflation. Greenspan again expressed his concern in February about the high valuations in the market. The Fed raised interest rates in late March and a sell-off ensued in both bond and equity markets. As a result, bond yields rose and prices of securities fell.

     By the end of April, however, signs of the economy slowing began to surface and inflation remained benign. This helped fixed-income investments begin to gain back some of the ground they had lost earlier. As a result, market yields began to fall again.

Q    HOW DID YOU MANAGE THE FUND IN LIGHT OF THE RISING RATE ENVIRONMENT?

A    We managed the fund fairly defensively throughout the period by shortening the fund's duration and reducing exposure to some sectors. We shortened the overall duration of the fund to 4.1 years at the end of April from 5.0 years at the start of the period. Duration is a measurement of a fund's sensitivity to interest rates. The shorter the duration, the less sensitive it is to interest rate changes. This means that because of the shorter duration, the fund's performance was less impacted by the spike in interest rates than it would have been with a longer duration.

Q    HOW DID YOU SHORTEN DURATION?

A We shortened duration primarily by increasing the level of cash and cash equivalents in the fund. Typically, we try to keep the fund's cash position relatively low, because it limits the amount of interest income that the fund can generate. However, the cash position helped the fund when the market sold off in March as interest rates rose.

     At the start of the period, the fund had a 7 percent position in one- to three-year Treasuries (which we categorize as cash equivalents) and no cash reserves. By the end of March, cash reserves represented 12 percent of the portfolio, while short-term Treasuries accounted for 15 percent of the fund's investments.

     Although this high cash position helped us greatly in March and into April as rates were rising, we've begun looking for opportunities to reallocate the cash back into sectors that appear attractive.

Q    WERE THERE ANY OTHER SIGNIFICANT ADJUSTMENTS THAT YOU MADE TO THE
PORTFOLIO?

A    We made a significant reduction in our investment in foreign currency bonds. At the end of the period, the sector represented 10 percent of assets

PERFORMANCE UPDATE


down from 25 percent at the start of the period.

     The reason for the reduction was two-fold. First, we believed that the U.S. bond market had more potential to outperform foreign bonds on an absolute level. Yields in many foreign markets are well below yields achievable through U.S. investments. Secondly, by reducing our foreign currency holdings, the fund's diversification was better aligned with that of funds with similar investment objectives.

Q    WHAT WERE THE BEST PERFORMING SECTORS IN WHICH THE FUND INVESTS?

A    Emerging market investments and high yield bonds provided strong performance throughout most of the period. Both sectors, however, experienced brief corrections in March, due in part to the Fed's interest rate hike.

     High yield bonds were also impacted by a comment that Fed Chairman Alan Greenspan made about the historically tight spreads in the high yield market and his concern about whether or not the market would be able to sustain its performance. Greenspan shocked the market with the comment in February and with the subsequent rate increase, high yield bonds suffered in March and their spreads widened. In April investors returned to the high yield market believing the drop in values to be a short-term correction, not the start of a bear market. We had reduced our holdings in high yield bonds prior to the March correction, which helped mitigate potential losses for the fund. We believe now that the fundamentals of the high yield market look strong. Economic growth is moderate, inflation is benign and there are virtually no defaults in the high yield market. We are now ready to add to the fund's high yield holdings.

     We are also optimistic about the emerging markets sector. However, we had reduced the fund's allocation to about 2 percent by the time the sector corrected in March from 6 percent at the start of November. Since that time we've started to see a turnaround and plan to invest in more emerging market debt for the fund. We believe that, currently, these investments' offer an attractive rate of current income and have the potential for strong performance.

Q    WHAT ABOUT THE GOVERNMENT BOND MARKET?

A    We favored mortgages over Treasuries for most of the period. Mortgages tend to outperform Treasuries when rates trend upward, which was the environment over the last six months. Unless the market begins to rally and yields fall substantially, we plan to maintain a significant weighting in mortgages because of their higher income and potential for price appreciation.

Q    WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

A    Our outlook for the market is somewhat optimistic. We believe that since
March there has been some slowing in the economy. The possibility for another interest rate tightening does still exist. However, we don't feel that the Fed will need to be aggressive in order to keep growth slow and inflation benign. If rates remain somewhat stable or continue to move lower, the bond market and Kemper Diversified Income Fund have the potential to perform well.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

------------------------------------------------------------------------------
                                          ON 4/30/97               ON 10/31/96
------------------------------------------------------------------------------
HIGH YIELD CORPORATES                          25%                      35%
------------------------------------------------------------------------------
EMERGING MARKETS                                2                        6
------------------------------------------------------------------------------
FOREIGN CURRENCY BONDS                         10                       25
------------------------------------------------------------------------------
HIGH GRADE CORPORATES                           4                        1
------------------------------------------------------------------------------
MORTGAGES                                      23                       13
------------------------------------------------------------------------------
TREASURY NOTES & BONDS                         12                       13
------------------------------------------------------------------------------
CASH AND EQUIVALENTS                           24                        7
------------------------------------------------------------------------------
                                              100%                     100%


                                           [PIE CHART]             [PIE CHART]
                                           ON 4/30/97              ON 10/31/96

*Portfolio composition is subject to change.

YEARS TO MATURITY

------------------------------------------------------------------------------
                                          ON 4/30/97               ON 10/31/96
------------------------------------------------------------------------------
CASH EQUIVALENTS                                7%                      --
--------------------------------------------------------------------------
1-10 YEARS                                     52                       73%
--------------------------------------------------------------------------
10-20 YEARS                                    25                       19
--------------------------------------------------------------------------
20+ YEARS                                      16                        8
--------------------------------------------------------------------------
                                              100%                     100%

                                           [PIE CHART]             [PIE CHART]
                                           ON 4/30/97              ON 10/31/96

AVERAGE MATURITY

-----------------------------------------------------------------------------
                                         ON 4/30/97               ON 10/31/96
-----------------------------------------------------------------------------
AVERAGE MATURITY                          6.5 YEARS                 8.2 YEARS
----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER DIVERSIFIED INCOME FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--58.4%                                                 PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                         U.S. Treasury Notes
                                           8.875%, 1997                                  $    12,300      $ 12,494
                                           8.125%, 1998                                       37,000        37,619
                                           8.25%, 1998                                        35,000        35,875
                                           8.875%, 1998                                       10,000        10,391
                                           9.25%, 1998                                        72,000        74,767
                                           8.875%, 1999                                       20,000        20,881
                                         U.S. Treasury Bonds
                                           9.125%, 2009                                       28,100        31,639
                                           13.875%, 2011                                       4,350         6,388
                                           12.00%, 2013                                        9,200        12,818
                                           12.50%, 2014                                       24,905        36,194
                                           13.25%, 2014                                        7,000        10,560
                                         Federal National Mortgage Association
                                           7.00%, 2025-2027                                   74,044        71,773
                                           7.50%, 2027                                        31,000        30,709
                                           9.00%, 2025                                         6,079         6,433
                                         Government National Mortgage Association
                                           6.50%, 2023-2024                                   11,099        10,513
                                           7.50%, 2022-2027                                   28,047        27,896
                                           9.00%, 2022                                        20,000        20,988
                                         Federal Home Loan Mortgage Corporation
                                           6.50%, 2012                                         8,000         7,780
                                           9.50%, 2019                                        10,557        11,311
                                         ------------------------------------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS
                                         (Cost $479,056)                                                   477,029
                                         ------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--12.1%
-----------------------------------------------------------------------------------------------------------------------------
(PRINCIPAL AMOUNT IN LOCAL CURRENCY,  (a)Republic of Argentina,
UNLESS OTHERWISE INDICATED)                (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                           6.75%, 2005                                         5,044         4,625
                                         Commonwealth of Australia,
                                           9.50%, 2003                                         2,155         1,847
                                         Republic of Austria,
                                           5.875%, 2000                                       16,710         1,441
                                         Kingdom of Belgium,
                                           9.00%, 2003                                       112,656         3,767
                                      (a)Federal Republic of Brazil,
                                           (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                           6.875%, 2006                                        5,049         4,557
                                         Government of Canada,
                                           7.50%, 2003                                         7,413         5,632
                                         Kingdom of Denmark,
                                           8.00%, 2001                                        15,774         2,653
                                         Republic of Finland,
                                           10.00%, 2001                                        4,000           921
                                         French Treasury
                                           8.50%, 2000                                         2,044           392
                                           8.50%, 2002                                        37,824         7,591
                                           6.75%, 2003                                        23,636         4,405
                                         German Bundesrepublic,
                                           8.25%, 2001                                        23,170        15,280
                                         Government of Ireland,
                                           9.25%, 2003                                           302           523
                                         Italian Treasury,
                                           10.50%, 2000                                   14,810,000         9,496

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------
                                         Government of the Netherlands,
                                           7.00%, 2003                                         8,845      $  4,986
                                         Commonwealth of New Zealand,
                                           10.00%, 2002                                          608           455
                                         Republic of Poland,
                                             (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                           4.00%, 2014                                         4,000         3,260
                                         Republic of Portugal,
                                           10.625%, 2003                                     159,540         1,119
                                         Kingdom of Spain,
                                           10.30%, 2002                                      560,100         4,524
                                         Kingdom of Sweden,
                                           10.25%, 2003                                       16,400         2,462
                                         United Kingdom,
                                           8.50%, 2005                                         6,425        11,138
                                         United Mexican States,
                                         (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                           8.50%, 2002                                         2,250         2,239
                                         Republic of Venezuela,
                                         (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                           6.50%, 2007                                         6,250         5,520
                                         -----------------------------------------------------------------------------
                                         TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                         (Cost $103,467)                                                    98,833
                                         -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS--28.8%
----------------------------------------------------------------------------------------------------------------------
AEROSPACE--1.4%                          Airlines Pass Through Trust, 10.875%, 2019            1,200         1,326
                                         Fairchild Corp., 12.00%, 2001                         1,975         1,995
                                         Greenwich Air Services, 10.50%, 2006                  1,220         1,409
                                         Howmet Inc., 10.00%, 2003                             1,560         1,677
                                         K & F Industries, Inc., 10.375%, 2004                 1,650         1,724
                                         RHI Holdings, 11.875%, 1999                           1,415         1,422
                                         UNC, Inc., 11.00%, 2006                               1,730         1,990
                                         -----------------------------------------------------------------------------
                                                                                                            11,543
----------------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS               Affinity Group, Inc., 11.50%, 2003                    1,480         1,585
AND PUBLISHING--4.1%                  (b)Bell Cablemedia PLC
                                         11.95%, 2004                                          2,120         1,866
                                         11.875%, 2005                                           100            81
                                         Big Flower Press, Inc., 10.75%, 2003                  1,275         1,351
                                         Busse Broadcasting, 11.625%, 2000                       430           453
                                         Cablevision Systems Corp., 10.50%, 2016               1,200         1,212
                                      (b)Charter Communications, 14.00%, 2007                  1,530           929
                                         Comcast Cablevision, 8.375%, 2007                     2,000         2,018
                                      (b)Comcast UK Cable Partners Ltd., 11.20%,
                                           2007                                                4,200         2,945
                                      (b)Diamond Cable Communications PLC, 10.75%,
                                           2007                                                  830           496
                                         Frontiervision, 11.00%, 2006                          1,060         1,065
                                         Granite Broadcasting Corp., 10.375%, 2005             1,590         1,608
                                         Intermedia Capital Partners, 11.25%, 2006             1,360         1,401
                                         International Cabletel Inc.
                                      (b)  12.75%, 2005                                        2,690         1,950
                                      (b)  11.50%, 2006                                          200           131
                                           10.00%, 2007                                          330           323
                                         Multicanal Participacoes, 12.625%, 2004                 920         1,007
                                         Neodata Services, 12.00%, 2003                        1,500         1,598
                                         Netsat Servicos, 12.75%, 2004                           700           724
                                         Newsquest Capital PLC, 11.00%, 2006                     190           198
                                         Rogers Communications, 10.875%, 2004                  3,000         3,124

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------
                                         Sinclair Broadcasting Group, Inc., 10.00%,
                                           2003                                          $     1,660      $  1,687
                                         STC Broadcasting, 11.00%, 2007                          590           606
                                         Sullivan Broadcasting, 10.25%, 2005                   1,160         1,172
                                      (b)TeleWest Communications PLC, 11.00%, 2007             3,065         2,077
                                         TV Azteca, 10.50%, 2007                                 285           281
                                      (b)Videotron Holdings PLC
                                           11.125%, 2004                                       1,100           968
                                           11.00%, 2005                                          840           680
                                         -----------------------------------------------------------------------------
                                                                                                            33,536
----------------------------------------------------------------------------------------------------------------------
CHEMICALS AND                            Agriculture, Mining and Chemicals, Inc.,
AGRICULTURE--1.5%                          10.75%, 2003                                          710           749
                                         Atlantis Group, Inc., 11.00%, 2003                    1,328         1,348
                                         Hines Horticulture, 11.75%, 2005                      2,690         2,784
                                      (b)NL Industries Inc., 13.00%, 2005                        280           259
                                         Pioneer Americas Acquisition Corp., 13.375%,
                                           2005                                                1,020         1,173
                                         Polymer Group Inc., 12.25%, 2002                        813           888
                                         Rexene Corp., 11.75%, 2004                            1,900         2,119
                                         Terra Industries Inc., 10.50%, 2005                     650           692
                                         Texas Petrochemicals, 11.125%, 2006                   1,000         1,051
                                         UCC Investors Holdings, Inc., 10.50%, 2002            1,460         1,588
                                         -----------------------------------------------------------------------------
                                                                                                            12,651
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--1.7%                  (b)Brooks Fiber
                                           10.875%, 2006                                         330           215
                                           11.875%, 2006                                       1,370           853
                                      (b)Call-Net Enterprises Inc., 13.25%, 2004                 850           718
                                      (b)Cellular, Inc., 11.75%, 2003                            705           659
                                         CommNet Cellular, 11.25%, 2005                          370           386
                                      (b)ICG Holdings, 13.50%, 2005                            1,785         1,183
                                         IMPSAT Corp., 12.125%, 2003                             930           963
                                         Intermedia Communications of Florida Inc.,
                                           13.50%, 2005, with warrants expiring 2000           1,515         1,695
                                      (b)Millicom International Cellular S.A.,
                                           13.50%, 2006                                        2,120         1,492
                                         Nextlink Communications, 12.50%, 2006                   485           500
                                      (b)PanAmSat, L.P., 11.375%, 2003                         1,880         1,788
                                         USA Mobile Communications, Inc. II
                                           9.50%, 2004                                           330           281
                                           14.00%, 2004                                        1,280         1,318
                                         Western Wireless, 10.50%, 2006                        1,880         1,861
                                         -----------------------------------------------------------------------------
                                                                                                            13,912
----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                        AMF Group
AND SERVICES--2.7%                         10.875%, 2006                                       3,010         3,145
                                      (b)  12.25%, 2006                                          580           391
                                         Cinemark USA, Inc., 9.625%, 2008                      1,030         1,025
                                         Coinmach Corp., 11.75%, 2005                          2,120         2,337
                                         Dimon, Inc., 8.875%, 2006                             2,750         2,814
                                      (b)Dr. Pepper Bottling Holdings, Inc.,
                                           11.625%, 2003                                       1,290         1,255
                                         Herff Jones, Inc., 11.00%, 2005                         600           636
                                         Kinder-Care Learning Centers, 9.50%, 2009             1,160         1,099
                                         Petro Stopping Centers, 10.50%, 2007                  3,050         3,111
                                         Premier Parks Inc., 12.00%, 2003                        940         1,034
                                         Scholastic Brands, 11.00%, 2007                         760           779
                                      (b)Six Flags Theme Park, 12.25%, 2005                    3,680         3,606
                                         Van De Kamps, Inc., 12.00%, 2005                        600           656
                                         -----------------------------------------------------------------------------
                                                                                                            21,888


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE--1.0%              Dade International Inc., 11.125%, 2006          $     1,000      $  1,095
                                         DVI, Inc., 9.875%, 2004                                 360           353
                                         Magellan Health Services, 11.25%, 2004                  900           997
                                         MedPartners, Inc., 7.375%, 2006                       4,000         3,934
                                         Tenet Healthcare, 8.625%, 2003                        2,000         2,048
                                         -----------------------------------------------------------------------------
                                                                                                             8,427
----------------------------------------------------------------------------------------------------------------------
ENERGY AND                               Benton Oil & Gas Co., 11.625%, 2003                     970         1,045
RELATED SERVICES--1.8%                   Coda Energy, 10.50%, 2006                             1,600         1,664
                                         Empire Gas Corp., 7.00%, with warrants, 2004          1,260         1,107
                                         Flores & Rucks Inc., 13.50%, 2004                       700           823
                                         Gulf Canada Resources Ltd., 8.35%, 2006               4,000         4,097
                                         Oryx Energy Co., 8.375%, 2004                         4,000         4,071
                                         TransTexas Gas Corp., 11.50%, 2002                      150           167
                                         United Meridian Corp., 10.375%, 2005                  1,570         1,680
                                         -----------------------------------------------------------------------------
                                                                                                            14,654
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES, HOMEBUILDERS         Chelsea GCA Realty, 7.75%, 2001                       2,340         2,352
AND REAL ESTATE--3.1%                    Corporation Andina De Formento, 7.79%, 2017           4,000         3,952
                                         Del Webb Corp., 9.75%, 2008                           2,870         2,795
                                         Forecast Group L.P., 11.375%, 2000                      825           771
                                         Hovnanian Kent, 11.25%, 2002                          1,984         2,034
                                         Intertek Finance, 10.25%, 2006                          650           670
                                         J.M. Peters Co., 12.75%, 2002                           310           301
                                         Lehman Brothers, 7.375%, 2007                         4,000         3,910
                                         Presley Companies, 12.50%, 2001                         110           106
                                         Ryland Group, 10.50%, 2006                            1,330         1,370
                                         Svenska Handlsbanken, 7.125%, 2049                    3,000         2,896
                                         U.S. West Cap Funding, 7.30%, 2007                    4,000         3,934
                                         -----------------------------------------------------------------------------
                                                                                                            25,091
----------------------------------------------------------------------------------------------------------------------
HOTELS AND GAMING--1.0%                  Eldorado Resorts, 10.50%, 2006                          960         1,015
                                         Empress River Casino, 10.75%, 2002                      810           861
                                         Harvey's Casino Resorts, 10.625%, 2006                2,020         2,131
                                         Players International, 10.875%, 2005                  1,475         1,534
                                         Station Casinos Inc., 10.125%, 2006                   2,360         2,342
                                         -----------------------------------------------------------------------------
                                                                                                             7,883
----------------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS                    Aftermarket Technology, 12.00%, 2004                    885           973
AND MINING--4.5%                         Alvey Systems, 11.375%, 2003                          2,115         2,189
                                         Collins & Aikman Corp., 11.50%, 2006                  2,090         2,302
                                         Crain Industries, Inc., 13.50%, 2005                    700           790
                                         Day International Group, Inc., 11.125%, 2005          3,060         3,182
                                         Essex Group Inc., 10.00%, 2003                          980         1,009
                                         Euramax International PLC, 11.25%, 2006               1,695         1,776
                                         EV International, 11.00%, 2007                          400           410
                                         Fairfield Manufacturing Co., 11.375%, 2001              620           648
                                      (b)Foamex - JPS Automotive L.P., 14.00%, with
                                           warrants, 2004                                      1,140         1,033
                                         Foamex L.P., 11.25%, 2002                               800           844
                                         GS Technologies
                                           12.00%, 2004                                          330           348
                                           12.25%, 2005                                          650           694
                                         IMO Industries, 11.75%, 2006                          1,775         1,775
                                         Jordan Industries, 10.375%, 2003                      1,070         1,043
                                         JPS Automotive Products Corp., 11.125%, 2001          1,530         1,675
                                         Key Plastics, 10.25%, 2007                              350           357
                                         Knoll Inc., 10.875%, 2006                             2,320         2,523
                                         Motors and Gears, Inc., 10.75%, 2006                  1,300         1,303

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------
                                         Newflo Corp., 13.25%, 2002                      $     1,070      $  1,156
                                         Penda Industries, Inc., 10.75%, 2004                    130           131
                                         Philips Electronics N.V., 7.20%, 2026                 4,000         3,954
                                         Spinnaker Industries, 10.75%, 2006                    1,230         1,242
                                         Terex Corp. Unit, 13.25%, 2002                        1,060         1,169
                                         Thermadyne Industries, Inc.
                                           10.25%, 2002                                        1,417         1,467
                                           10.75%, 2003                                          262           270
                                         WCI Steel Inc., 10.00%, 2004                          1,600         1,616
                                         Weirton Steel Corp., 11.375%, 2004                      760           777
                                         -----------------------------------------------------------------------------
                                                                                                            36,656
----------------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS,                  Berry Plastics Corp., 12.25%, 2004                      505           555
AND CONTAINERS--2.5%                     BPC Holding Corp., 12.50%, 2006                         810           850
                                         Container Corporation of America, 11.25%, 2004          545           589
                                         Fonda Group, 9.50%, 2007                                710           675
                                         Gaylord Container Corp., 12.75%, 2005                 1,320         1,419
                                         Maxxam Group, Inc.
                                           11.25%, 2003                                        2,080         2,101
                                      (b)  12.25%, 2003                                          150           137
                                         National Fiberstock Corp., 11.625%, 2002                800           821
                                         Owens-Illinois, Inc., 11.00%, 2003                    1,890         2,100
                                         Printpack, Inc.
                                           9.875%, 2004                                          170           174
                                           10.625%, 2006                                       1,270         1,314
                                         Riverwood International
                                           10.25%, 2006                                          460           432
                                           10.875%, 2008                                       8,420         7,052
                                         Stone Container Corp.
                                           9.875%, 2001                                          230           217
                                           11.50%, 2006                                        2,570         2,403
                                         -----------------------------------------------------------------------------
                                                                                                            20,839
----------------------------------------------------------------------------------------------------------------------
RETAILING--1.6%                          Ameriking, 10.75%, 2006                                 330           341
                                         Cole National Group, 9.875%, 2006                     2,500         2,575
                                         Dominick's Finer Foods, 10.875%, 2005                   760           836
                                         Federated Department Stores, Inc., 10.00%,
                                           2001                                                4,000         4,343
                                         Finlay Fine Jewelry Corp., 10.625%, 2003              4,070         4,294
                                         Guitar Center Management, 11.00%, 2006                  307           333
                                         -----------------------------------------------------------------------------
                                                                                                            12,722
----------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--1.9%                      Allied Waste Industries, 10.25%, 2006                   600           631
                                      (b)Building Materials Corp. of America,
                                           11.75%, 2004                                        2,700         2,403
                                         Communication and Power Industry, Inc.,
                                           12.00%, 2005                                          550           598
                                         Computervision Corp., 11.375%, 1999                   3,250         3,234
                                         Continental Airlines, 7.42%, 2008                     2,400         2,396
                                         Corporate Express Inc., 9.125%, 2004                    940           912
                                         Delta Air Lines, 9.875%, 2008                         1,384         1,529
                                         Neenah Corp., 11.125%, 2007                             420           434
                                      (b)Transtar Holdings, L.P., 13.375%, 2003                  670           563
                                         United Airlines, 9.56%, 2018                          2,000         2,226
                                         Waxman Industries, Inc.
                                      (b)  12.75%, 2004                                          370           307
                                      (c)  222,607 warrants expiring 2004                                      557
                                         -----------------------------------------------------------------------------
                                                                                                            15,790
                                         -----------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS
                                         (Cost: $229,643)                                                  235,592
                                         -----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
 COMMON AND PREFERRED STOCKS--.2%                                                  NUMBER OF SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------
                                         (c)Capital Pacific Holdings                           4,345shs.  $      4
                                         (c)Intelcom Group, Inc.                               4,026            40
                                         (c)Sinclair Capital                                  13,500         1,357
                                         -----------------------------------------------------------------------------
                                         TOTAL COMMON AND PREFERRED STOCKS
                                         (Cost: $1,371)                                                      1,401
<Caotuib>                                -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET INSTRUMENTS--14.7%                                                   PRINCIPAL AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------
                                         Yields--5.41% to 5.76%
                                         Due--May and June 1997
                                         Conagra Inc.                                    $    10,000        10,000
                                         Dynamic Funding Corp.                                15,000        14,897
                                         Enron Corp.                                           9,800         9,794
                                         Enserch Corp.                                        10,000         9,992
                                         GTE Corp.                                            10,000         9,992
                                         Goldman Sachs Group L.P.                             10,000         9,994
                                         Phillip Morris Cos, Inc.                             15,000        14,991
                                         Sanwa Business Credit                                10,700        10,660
                                         Strategic Asset Funding                               9,600         9,556
                                         Transamerica Finance Group                           10,000         9,970
                                         Whirlpool Financial Corp.                            10,000         9,998
                                         -----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS
                                         (Cost: $119,847)                                                  119,844
                                         -----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--114.2%
                                         (Cost: $933,384)                                                  932,699
                                         -----------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(14.2%)                 (116,235)
                                         -----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                 $816,464
                                         -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Variable rate security. Rate shown is effective rate on April 30, 1997 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing security.

Based on the cost of investments of $933,384,000 for federal income tax purposes at April 30, 1997, the gross unrealized appreciation was $13,119,000, the gross unrealized depreciation was $13,804,000 and the net unrealized depreciation on investments was $685,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(IN THOUSANDS)

-------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------
Investments, at value
(Cost: $933,384)                                                $ 932,699
-------------------------------------------------------------------------
Cash                                                                1,127
-------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  1,443
-------------------------------------------------------------------------
  Investments sold                                                  2,163
-------------------------------------------------------------------------
  Interest                                                         17,157
-------------------------------------------------------------------------
    TOTAL ASSETS                                                  954,589
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                                267
-------------------------------------------------------------------------
  Investments purchased                                           136,858
-------------------------------------------------------------------------
  Management fee                                                      376
-------------------------------------------------------------------------
  Distribution services fee                                           181
-------------------------------------------------------------------------
  Administrative services fee                                         147
-------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              241
-------------------------------------------------------------------------
  Trustees' fees and other                                             55
-------------------------------------------------------------------------
    Total liabilities                                             138,125
-------------------------------------------------------------------------
NET ASSETS                                                      $ 816,464
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------

Paid-in capital                                                 $ 966,934
-------------------------------------------------------------------------
Accumulated net realized loss on sales of investments and
foreign currency transactions                                    (154,752)
-------------------------------------------------------------------------
Net unrealized depreciation on investments and assets and
liabilities in foreign currencies                                    (262)
-------------------------------------------------------------------------
Undistributed net investment income                                 4,544
-------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 816,464
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($521,916,000 / 88,534,000 shares outstanding)                    $5.90
-------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset value or 4.50%
  of offering price)                                                $6.18
-------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($283,542,000 / 48,146,000 shares outstanding)                    $5.89
-------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($11,002,000 / 1,858,000 shares outstanding)                      $5.92
-------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($4,000 / 700 shares outstanding)                                 $5.89
-------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
Interest income                                                 $ 35,901
------------------------------------------------------------------------
Expenses:
  Management fee                                                   2,257
------------------------------------------------------------------------
  Distribution services fee                                        1,070
------------------------------------------------------------------------
  Administrative services fee                                        890
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           1,148
------------------------------------------------------------------------
  Professional fees                                                   42
------------------------------------------------------------------------
  Reports to shareholders                                             68
------------------------------------------------------------------------
  Trustees' fees and other                                            16
------------------------------------------------------------------------
    Total expenses                                                 5,491
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             30,410
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                            9,923
------------------------------------------------------------------------
  Net realized loss from futures transactions                     (2,781)
------------------------------------------------------------------------
    Net realized gain                                              7,142
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                   (18,850)
------------------------------------------------------------------------
Net loss on investments                                          (11,708)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 18,702
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                  ENDED               YEAR ENDED
                                                                APRIL 30,             OCTOBER 31,
                                                                   1997                  1996
-------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------------
  Net investment income                                          $ 30,410                56,476
-------------------------------------------------------------------------------------------------
  Net realized gain                                                 7,142                 8,190
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation              (18,850)                7,415
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               18,702                72,081
-------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income              (32,212)              (70,190)
-------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       51,222                22,639
-------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       37,712                24,530
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------

Beginning of period                                               778,752               754,222
-------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of
$4,544 and $6,346, respectively)                                 $816,464               778,752
-------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Diversified Income Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation.
                             Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At April 30, 1997 the Fund had $131,841,000 in purchase commitments outstanding (16% of net assets), with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended April 30, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at April 30, 1997, amounting to approximately $159,220,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1997 through 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. Zurich
                             Investment Management Limited, an affiliate of ZKI, serves as sub-advisor with respect to foreign securities investments in the Fund, and is paid by ZKI for its services. The Fund incurred a management fee of $2,257,000 for the six months ended April 30, 1997.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                   COMMISSIONS       COMMISSIONS ALLOWED
                                                                 RETAINED BY ZKDI     BY ZKDI TO FIRMS
                                                                 ----------------    -------------------
                             Six months ended April 30, 1997         $92,000               575,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and CDSC received in connection with the redemption of such shares are as follows:

                                                                   DISTRIBUTION FEES
                                                                      AND CDSC           COMMISSIONS AND
                                                                     RECEIVED BY        DISTRIBUTION FEES
                                                                        ZKDI          PAID BY ZKDI TO FIRMS
                                                                  -----------------   ---------------------
                             Six months ended April 30, 1997         $1,252,000             1,470,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                       ASF PAID BY ZKDI
                                                                ASF PAID BY      ----------------------------
                                                              THE FUND TO ZKDI   TO ALL FIRMS   TO AFFILIATES
                                                              ----------------   ------------   -------------
                             Six months ended April 30, 1997      $890,000         941,000          5,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $792,000 for the six months ended April 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended April 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $13,000 to independent trustees.

--------------------------------------------------------------------------------

4   TRANSACTIONS  INVESTMENT For the six months ended April 30, 1997, investment transactions (excluding short-term instruments) are as follows (dollars in thousands):

                             Purchases                                $1,351,224

                             Proceeds from sales                       1,380,331

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS          The following table summarizes the activity in
                           capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                                    APRIL 30,                        OCTOBER 31,
                                                                       1997                             1996
                                                              ----------------------           -----------------------
                                                              SHARES         AMOUNT            SHARES         AMOUNT
                                       -------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                10,189       $ 61,009            13,566       $  80,537
                                       -------------------------------------------------------------------------------
                                        Class B                10,125         60,521            11,847          70,188
                                       -------------------------------------------------------------------------------
                                        Class C                 1,004          6,034             1,092           6,475
                                       -------------------------------------------------------------------------------
                                        Class I                     1              3                 5              29
                                       -------------------------------------------------------------------------------

                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                 2,209         13,173             4,911          29,059
                                       -------------------------------------------------------------------------------
                                        Class B                 1,122          6,684             2,405          14,237
                                       -------------------------------------------------------------------------------
                                        Class C                    37            224                49             294
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A               (10,469)       (62,584)          (19,272)       (114,353)
                                       -------------------------------------------------------------------------------
                                        Class B                (5,355)       (31,954)          (10,233)        (60,748)
                                       -------------------------------------------------------------------------------
                                        Class C                  (312)        (1,880)             (514)         (3,060)
                                       -------------------------------------------------------------------------------
                                        Class I                    (2)            (8)               (3)            (19)
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES

                                        Class A                 1,523          9,087             2,536          15,078
                                       -------------------------------------------------------------------------------
                                        Class B                (1,524)        (9,087)           (2,537)        (15,078)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE
                                        TRANSACTIONS                        $ 51,222                         $  22,639
                                       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS             The Fund has entered into exchange traded financial
                           futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                           At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At April 30, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $1,977,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures positions open at April 30, 1997:

                                                                       EXPIRATION           GAIN AT
                                   TYPE           FACE AMOUNT             MONTH             4/30/97
                           -------------------------------------------------------------------------
                           U.S. Treasury Note     $26,798,000           June '97            $214,000
                           -------------------------------------------------------------------------
                           Eurodollar              18,368,000           June '97              24,000
                           -------------------------------------------------------------------------
                           Eurodollar               8,225,000         September '97           11,000
                           -------------------------------------------------------------------------
                           Eurodollar               8,207,000         December '97            14,000
                           -------------------------------------------------------------------------
                           Eurodollar               7,729,000           March '98             14,000
                           -------------------------------------------------------------------------
                           Eurodollar               2,106,000           June '98               4,000
                           -------------------------------------------------------------------------
                               TOTAL                                                        $281,000
                           -------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to help protect itself against a decline
                             in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 1997, the Fund had entered into forward contracts for the foreign currencies corresponding to the foreign government bonds in its portfolio. The settlement dates on the contracts occur throughout May, 1997, and the aggregate unrealized gain on the contracts amounted to $423,000 at April 30, 1997.

FINANCIAL HIGHLIGHTS

                                                    ------------------------------------------------
                                                                        CLASS A
                                                    ------------------------------------------------
                                                    SIX MONTHS           YEAR ENDED OCTOBER 31,
                                                      ENDED         --------------------------------
                                                    APRIL 30,
                                                       1997         1996    1995    1994   1993
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $5.99          5.98    5.77   6.23    5.65
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .24           .46     .55    .52     .59
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     (.08)          .12     .16   (.45)    .58
----------------------------------------------------------------------------------------------------
Total from investment operations                        .16           .58     .71    .07    1.17
----------------------------------------------------------------------------------------------------
Less distribution from net investment income            .25           .57     .50    .53     .59
----------------------------------------------------------------------------------------------------
Net asset value, end of period                        $5.90          5.99    5.98   5.77    6.23
----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          2.68%        10.27   12.90   1.02   21.60
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                               1.04%         1.03    1.09   1.12    1.10
----------------------------------------------------------------------------------------------------
Net investment income                                  7.85%         7.72    9.43   8.81    9.74
----------------------------------------------------------------------------------------------------

                                                    --------------------------------------------------
                                                                          CLASS B
                                                    --------------------------------------------------
                                                    SIX MONTHS    YEAR ENDED OCTOBER 31,
                                                      ENDED      ------------------------    MAY 31 TO
                                                    APRIL 30,                               OCTOBER 31,
                                                       1997      1996               1995       1994
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $5.99       5.98               5.77      5.94
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .20        .41                .49       .19
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     (.08)       .12                .16      (.17)
-------------------------------------------------------------------------------------------------------
Total from investment operations                        .12        .53                .65       .02
-------------------------------------------------------------------------------------------------------
Less distribution from net investment income            .22        .52                .44       .19
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $5.89       5.99               5.98      5.77
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          2.04%      9.23              11.87       .35
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                               1.94%      1.96               2.04      1.97
-------------------------------------------------------------------------------------------------------
Net investment income                                  6.95%      6.79               8.48      8.01
-------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                  ----------------------------------------   --------------------------
                                                                  CLASS C                             CLASS I
                                                  ----------------------------------------   --------------------------
                                                  SIX MONTHS    YEAR ENDED                   SIX MONTHS    NOVEMBER 22,
                                                    ENDED       OCTOBER 31,     MAY 31 TO       ENDED        1995 TO
                                                  APRIL 30,    -------------   OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                                     1997      1996    1995       1994          1997           1996
------------------------------------------------------------------------------------------   --------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $6.01       6.00    5.79      5.95          6.00           5.98
------------------------------------------------------------------------------------------   --------------------------
Income from investment operations:
  Net investment income                               .21        .41     .50       .20           .22            .45
------------------------------------------------------------------------------------------   --------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                   (.08)       .12     .16      (.17)         (.08)           .12
------------------------------------------------------------------------------------------   --------------------------
Total from investment operations                      .13        .53     .66       .03           .14            .57
------------------------------------------------------------------------------------------   --------------------------
Less distribution from net investment income          .22        .52     .45       .19           .25            .55
------------------------------------------------------------------------------------------   --------------------------
Net asset value, end of period                      $5.92       6.01    6.00      5.79          5.89           6.00
---------------------------------------------------------------------------------------      --------------------------
TOTAL RETURN (NOT ANNUALIZED)                        2.24%      9.33   11.95       .55          2.30          10.01
------------------------------------------------------------------------------------------   --------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------   --------------------------
Expenses                                             1.85%      1.86    1.86      1.96          1.37           1.27
------------------------------------------------------------------------------------------   --------------------------
Net investment income                                7.04%      6.89    8.68      8.02          7.52           7.48
------------------------------------------------------------------------------------------   --------------------------

-----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED               YEAR ENDED OCTOBER 31,
                                                  APRIL 30,    -----------------------------------------
                                                     1997       1996      1995      1994      1993
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)         $816,464    778,752   754,222   738,014   328,512
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    278%       310       286       179        80
-----------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES & OFFICERS

TRUSTEES                                 OFFICERS

STEPHEN B. TIMBERS                   J. PATRICK BEIMFORD, JR.
President and Trustee                Vice President

DAVID W. BELIN                       ROBERT S. CESSINE
Trustee                              Vice President

LEWIS A. BURNHAM                     CHARLES R. MANZONI, JR.
Trustee                              Vice President

DONALD L. DUNAWAY                    MICHAEL A. MCNAMARA
Trustee                              Vice President

ROBERT B. HOFFMAN                    JOHN E. NEAL
Trustee                              Vice President

DONALD R. JONES                      HARRY E. RESIS, JR.
Trustee                              Vice President

DOMINIQUE P. MORAX                   JONATHAN W. TRUTTER
Trustee                              Vice President

SHIRLEY D. PETERSON                  RICHARD L. VANDENBERG
Trustee                              Vice President

WILLIAM P. SOMMERS                   PHILIP J. COLLORA
Trustee                              Vice President
                                     and Secretary

                                     JEROME L. DUFFY
                                     Treasurer

                                     ELIZABETH C. WERTH
                                     Assistant Secretary


--------------------------------------------------------------------------------
LEGAL COUNSEL                             VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                          222 North LaSalle Street
                                          Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT                 ZURICH KEMPER SERVICE COMPANY
                                          P.O. Box 419557
                                          Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT              INVESTORS FIDUCIARY TRUST COMPANY
                                          127 West 10th Street
                                          Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER                        ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER                     ZURICH KEMPER DISTRIBUTORS, INC.
                                          222 Riverside Plaza  Chicago, IL 60606
                                          www.kemper.com

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This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.

KDIF - 3 (6/97)   1033380
Printed in the U.S.A.                                     [KEMPER FUNDS LOGO]